Exhibit 99(a)

SLIDES FROM PRESENTATIONS AT THE COMPANY’S INVESTMENT COMMUNITY DAY

Overview of China Mobile
Account

Steve Zhang

CTO, GM of China Mobile Account

AsiaInfo Technologies (China), Inc.

October 22, 2003

Safe Harbor Disclosure Notice

The information contained in this presentation is as of October 22, 2003. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.
Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in China; our ability to maintain our concentrated customer base; the long and variable cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel;
potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; political and economic policies of the
Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and in our periodic reports on Forms 10-Q and 8-K (if any) ) filed with the United States Securities and Exchange Commission and available at www.sec.gov.

Content

China Mobile Market Overview

Current AI Solutions for China
Mobile

Account Long-term Strategy

Challenges and Opportunities

内容服务
业务网
智能网
短消息
WAP GW
MMS
位置服务
Internet
核心网
电路域
分组域
MSC
GMSC
GSM核心网
GPRS核心网
SGSN
GGSN
CMNet
传送网
SDH
WDM/DWDM
IT支撑系统
接入网
WLAN
专线接入
终端和卡
公众客户
集团客户

2003-10-22 AsiaInfo Technologies (China), Ltd. 4

Current Solutions for China Mobile Market

Core network: IP integration, IP Billing, VOIP integration and billing

Access Network: WLAN network integration

Business network:ISMG, E-MAIL

IT support system: BOSS, BI, CRM Call Center, IN clearance and settlement

宏智
13%
亚信
联创
神州数码
6%
时力
3%
新宇
新大陆
3%

其它
16%
NCR
6%
创我
22%
东软
3%
宏智
9%
联创
3%
新宇
9%
亚信
34%

2003-10-22 AsiaInfo Technologies (China), Ltd. 5

China Mobile Market Overview

AsiaInfo is the most important provider of CMCC
BOSS systems

We have received and completed nine BOSS projects, the
largest market share – 28%.

AsiaInfo is also the largest provider of BI solutions

By Sep. 2003, AI signed 11 BI projects, and also has the biggest market share – 34%.

中太
16%
爱立信
10%
其它
新科
亚信
59%

Microsoft
38%
亚信
49%
Openwave
13%

2003-10-22 AsiaInfo Technologies (China), Ltd. 6

China Mobile Market Overview

CMNet—China Mobile IP Network

AI has 59% market share in China Mobile IP solutions. We are dominant in this field.

Asiainfo is a big player in email applications.

The main providers in CM Email market are AsiaInfo,
Microsoft and Openwave.

Among the CM headquarters and 15 province branches those
have set up E-MAIL system, AI’s E-MAIL solution has 49%
market share.

14
12
10
8
6
4
2
0
1999
2000
2001
2002
2003 Forecast
BOSS
BI
CALL CENTER
IP
VOIP

•

•

•

7

Before 2001, IP (including IP integration\IP BILLING\IP NMS), VOIP solution & relevant projects of BOSS were the main contributors for net order in China Mobile market.

After 2001, BOSS and BI (which is the software for business management) become the main contributors of net order in china mobile market.

The net order of application solutions EMAI&ISMG increases steadily.

1999-2003, AI Net Order Trend of Key Solutions
in China Mobile Market

400,000,000
350,000,000
300,000,000
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
0
US $
1999
2000
2001
2002
2003
2004
2005
BOSS
BI
IP Solution
VOIP
CRM/Call Center

8

Investment Trend of Major Solutions in China
Mobile Account

Source: China Mobile Group

Data of 2002—2003, abstracted from telecommunication statistics summary and China Mobile Business
Development Planning

Data of  2004-2005, forecasted by Corp.Marketing according to CM development strategy

Account Long-term Strategy

Within our current installation base:

Increase the recurring revenue

Focus on up-selling and cross-selling

Improve local on-site service quality and capabilities

Selectively expand our market share to become the dominant
IT solution and service provider to China Mobile.

▪

–

–

▪

–

–

–

2003-10-22 AsiaInfo Technologies (China), Ltd. 10

Challenges and Opportunities

Major challenges:

Increase profitability by increasing product module
reusability

IT strategy consulting capability

Opportunities:

IT and telecom convergence

BOSS and CRM: a fast-growing market segment

Demand for local service delivery team

Thank you!

China Telecom Account

Lihua Yan,

General Manager of CT Account

AsiaInfo Technologies (China), Inc.

October 22, 2003

Safe Harbor Disclosure Notice

The information contained in this presentation is as of October 22, 2003. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.
Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in China; our ability to maintain our concentrated customer base; the long and variable cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel;
potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; political and economic policies of the
Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and in our periodic reports on Forms 10-Q and 8-K (if any) ) filed with the United States Securities and Exchange Commission and available at www.sec.gov.

Agenda

China Telecom Account Market
Overview

Current Solutions to Account

Challenges and Opportunities

China Telecom Account Long Term
Strategy

400,000,000
350,000,000
300,000,000
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
0
2001A
2002A
2003F
2004F
2005F
2006F
Fixed line
BB
PHS

Fixed/PHS/BB Subscriber Growth 2001-06

Broadband subscriber numbers are predicted to reach

10 million 2003, and 30 million in 2004

Source: CCIIT, P&T News

$14,000,000,000
$12,000,000,000
$10,000,000,000
$8,000,000,000
$6,000,000,000
$4,000,000,000
$2,000,000,000
$0
2001
2002
Y2003F
Y04F
conservative.

China Telecom Investment 2001-04

Investment has decreased since 2001. Broadband market
is booming and it’s the focus of investment.

Source:MII, CCID, CTI

YO4F aggressive

Our Current Solutions to China Telecom

System integration & services

Value-added service solution

Value-added service management platform
solution

IP NB&BB billing solution

Network management solution

w

Challenges and Opportunities

Operators shift focus from network construction to
service and revenue—we need to provide winning
solutions

We need to introduce our solutions to cope with
China Telecom IT strategy implementation.

BB is the focus of CT and is an opportunity for AI

Leveraging AI IP capabilities

Long-term Account Strategy

Leverage current installation base to meet
China Telecom’s future development plans

Continually improve customer satisfaction

Provide China Telecom customers with new
total solutions, including core products &
services

         CT Account

Thank You

China Netcom Account

Yan Lu

General Manager of CNC Account

AsiaInfo Technologies (China), Inc.

October 22, 2003

Safe Harbor Disclosure Notice

The information contained in this presentation is as of October 22, 2003. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as
“anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in
China; our ability to maintain our concentrated customer base; the long and variable cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel; potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; business and litigation risks with respect to technology rights held by third parties; currency exchange risks; the competitive nature of the markets we operate in; political and economic policies of the Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2002, and in our periodic reports on Forms 10-Q and 8-K (if any).

CONTENTS

China Netcom (CNC) Market Overview

AsiaInfo’s Addressable Market in CNC

Challenges and Opportunities

CNC Account Strategy

1000
900
800
700
600
500
400
300
200
100
0
676.0
828.0
625.3
738.6
50.4
89.4
Total Revenue
Voice
Data

AsiaInfo Technologies (China), Ltd.
4

Source:Gartner

MARKET OVERVIEW—
                                                             Yearly Revenue of CNC

(Unit:RMB 100M)

02

03

02

03

02

03

AsiaINFO

350
300
250
200
150
100
50
0
242.2
291
282
2001
2002
2003
27 29 28
99 106 102
24 29 28
61 79 76
24 29 28
7 20 20
242 291 282
Long Dis.
Local Calls
Data
Connectivity
Civil Work
Others
Total
2001
2002
2003

AsiaInfo Technologies (China), Ltd.
5

MARKET OVERVIEW –
                                                           CNC Capex 2001- 03

By Business Type:

Total:

(Unit:RMB 100M)

Source:Gartner

CNC GROUP
CNC Intl.
CNC North
CNC South

AsiaInfo Technologies (China), Ltd.
6

MARKET OVERVIEW –
                                                              CNC Reorganization

ASIAINFO’S ADDRESSABLE MARKET IN
CNC

Infrastructure Network

Management & Support Systems

Voice

Services

Basic Data Services

Value-Added Data
Services

CNC Current
Business Structure:

CHALLENGES

The capability of our traditional market has been
decreasing

Uncertainty of 3G (timing, solutions)

OPPORTUNITIES

Traditional
                               — Network solutions and services

New solutions for management

— OSS / BSS / CRM

New solutions for applications

—  BB/ VDSP

CNC ACCOUNT STRATEGY

Providing professional services, to maintain
or increase profitability in traditional markets

Packaging AI’s key products into solutions
and promoting them, to enhance AI’s market
position in the management and application
fields (CRM/ VDSP/ BB/ etc.)

Getting ready for 3G

THANK YOU

Overview of China Unicom
Account

Jian Qi

General Manager of China Unicom Account

AsiaInfo Technologies (China), Inc.

October 22, 2003

Safe Harbor Disclosure Notice

The information contained in this presentation is as of October 22, 2003. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.
Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in China; our ability to maintain our concentrated customer base; the long and variable cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel;
potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; political and economic policies of the
Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and in our periodic reports on Forms 10-Q and 8-K (if any) ) filed with the United States Securities and Exchange Commission and available at www.sec.gov.

Contents

China Unicom Business Structure

AsiaInfo’s Current Solutions vs. China Unicom
Business

AsiaInfo’s Historical Co-operation with China Unicom

Business with China Unicom in 2004

China Unicom Business Structure

Long

distance

Internet

Mobile
communication

Value-
added
paging

Operation support system

the only area
not covered by
AI now

AsiaInfo’s Current Solutions vs. CU Business

Network Solutions

Billing Solutions

VDSP Solutions

VC Solutions

CC&B Solutions

165/VoIP

CDMA

165 Network
Management

Digital Photo
Messaging Services

Securities
Transaction Services

Video
Conferencing

Business Control
Support System

AsiaInfo Solutions

CU Business

Network Management Solutions

Value-added
Service Solutions

AsiaInfo’s Historical Cooperation with CU

A long partnership

We have had long-term cooperative relations with China Unicom Headquarters’
Departments, including the Internet Dept., the Data Dept., and the Info System
Dept., as well as with its 16 provincial subsidiaries, such as Beijing, Liaoning,
Jiangsu, Guangdong and Shanghai.

Major projects

1999 -China Unicom IP data network construction

2000 -China Unicom 2nd phase VOIP backbone network construction

2001 -Third phase VOIP backbone network construction and billing system, second phase 165 IP backbone and billing system, CDMA billing system in 8 provinces

2002 - China Unicom video conferencing trial network, second phase provincial
165 network construction for Beijing and Shanghai

2003 - China Unicom national video conferencing network

AsiaInfo Development of China Unicom’s
Market in 2004 – Major Tasks

Central region:

1. Ensure traditional IP strength: 165, VOIP

2. Expand MAN projects

3. Promote value-added services such as digital photo messaging services and securities related services

4. Tap market potential of IPV6

Provincial regions:

1. Further strengthen 165 related business with provincial markets which AI already occupies

2. Expand billing capacity in eight provinces

3. Great potentials for value-added service solutions in various provinces

4. CRM market expansion

Thank you

Passion, Skills and Team Spirit

                                 -- Building a Winning Team

Jason Zhang

General Manager of HR & OD

AsiaInfo Technologies (China), Inc.

October 22, 2003

Safe Harbor Disclosure Notice

The information contained in this presentation is as of October 22, 2003. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.
Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in China; our ability to maintain our concentrated customer base; the long and variable cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel;
potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; political and economic policies of the
Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and in our periodic reports on Forms 10-Q and 8-K (if any) ) filed with the United States Securities and Exchange Commission and available at www.sec.gov.

1200
1000
800
600
400
200
0
3
180
270
400
460
630
625
1056
1050
1995
1996
1997
1998
1999
2000
2001
2002
2003

AsiaInfo Technologies (China), Ltd.
3

Employee Growth

4.50%
7.00%
7%
19.5%
62%
Software Eng
Ntwk Eng
Sales
Pre-sales & Mktg
General Admin.

AsiaInfo Technologies (China), Ltd.

4

Professional Resources Breakdown YTD

9%
4%
18%
69%
Master & Ph.D
Bachelor
College
Others

Educational Breakdown YTD

HR & Organization Development (OD)

Our Mission:To make Asiainfo one of
the most highly admired companies in
China

Asiainfo was elected as one of China’s
“2003 Top Ten Best Employers in the IT
Industry”

Human Resources Strategy

Building a high performance culture

Building a learning organization

Implementing leadership development

Our Challenge

Quickly respond to the dynamic market and
business strategy

Recruit the right talent in a competitive labor
market

Balance increases in labor cost with talent
retention

THANK YOU

Strategy and Marketing Division
                 — A Growth Engine of the Company

Chao Wang

Vice President, GM of Strategy and Marketing Division

AsiaInfo Technologies (China), Inc.

October 22, 2003

Safe Harbor Disclosure Notice

The information contained in this presentation is as of October 22, 2003. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.
Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in China; our ability to maintain our concentrated customer base; the long and variable cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel;
potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; political and economic policies of the
Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and in our periodic reports on Forms 10-Q and 8-K (if any) ) filed with the United States Securities and Exchange Commission and available at www.sec.gov.

Objectives (Agenda)

The Strategy & Marketing Division

Our mission

Our strategic view

Our division structure

Market Position of AsiaInfo

Winning Strategies

Future of AI Products

Our Mission

    Our mission is to drive the growth of AI by:

Developing enterprise strategy and future plan

Identifying new business opportunities

Identifying emerging technologies, and applications

Managing the development roadmap

Building strategic alliances

Marketing of products/solutions/services

Our Strategic View

Strategic
Alliance

Product &
Solution
Marketing

A

growth engine

of the company

An analytical,
research, and
planning institute
of the company

BOSS (Business and Operation
Support System) Solutions

IP-Based and Content
Billing Mgmt. Solutions

Operational-
CRM

Solutions

Analytical-CRM (Business
Intelligence ) Solutions

Fixed-line OE/OMS
Solutions

Network Management
Solutions

Current AI Offerings  —  7 Product/Solution Areas

Value-Added Service
Solutions

OmniCRM

OmniCRM

(

(

Data Warehouse)

Data Warehouse)

    (

    (

Analytical Model)

Analytical Model)

BSS/OSS

BSS/OSS

CRM/

AI OmniVision

CRM

80
70
60
50
40
30
20
10
0
11.7
0.78
19.3
2.26
25.2
6.49
44.6
17.4
71.4
19.1
64.7
33.5
1997
1998
1999
2000
2001
2002
Net revenue
Software revenue

A Continuous Growth of Software/Service Revenue

Software
revenue

Net
Revenue

USD Million

Current AI Market Position (Before PTS Acquisition)

China

Telecom

Solution 1

AsiaInfo

China

Netcom

China

Mobile

China

Unicom

C
U
S
T
O
M
E
R
S

Company A

Company E

Company N

Prod 1

Prod 2

Solution 2

Solution 3

Solution 4

Prod 5

Solution n

Company C

Company D

Customers

Carriers

Providers

Prod/Solutions

u

Company A

Company B

Our Future Goals in the Telecom Market

1. Leadership in
using advanced
technology

Price

Market Share

Scitech

   Linkage

Amdocs

Siebel

Convergis

2. Leadership in
understanding
business

3. Leadership in
providing service
excellence

Wholewise

A primary customer solution
provider with core products;

A strategic partner of telco
operators with one-stop
shopping services;

And . . ..

Future Goals in the Enterprise Market

Industry

P
r
o
d
u
c
t

O
f
f
e
r
i
n
g
s

Other
telecom-
specific
solutions

Network
Security

CRM

Energy

Trans-
portation

Banking

Telecom

Billing

BI

HRM

Other

AI existing market

Existing market for the new BU

AI future market

Sales pipeline for the new BU

Winning Strategies to Be A:

Total Customer Solutions Provider

Product

Service

Brand

Customer

Key Solutions for the Telecom Industry

AI OpenBOSS

Billing, Mediation, Invoicing

AI OpenCRM

OE, Call Center, Bill, OMS

AI OpenBI

DW Solution, Mining App

AI OpenPRM

Channel Mgnt, Settlement,

Contect Mgnt

AI OpenNetXpert

Platform NMS,  App NMS,

D/R NMS

AI OpenApp

Email, Messaging, VC

AI OpenHRM

Support Future Growth

New Business Domain and Models

Identify new market trend and segmentation

Identify new customer base

Identify potential target (product/entity) for new growth

Make initial research, analysis and recommendation for
new business opportunities and future strategy and
direction change

Emerging and Killer Technologies

3G and 3G BOSS Solution

IPV6, NGN, Advanced network technologies

Embedded software for wireless terminals

Streaming technology, DRM (Digital Right Management)

And etc.

Thank you!

Professional Services Organization
(PSO) Overview

Maolong Su

VP, General Manager of PSO

AsiaInfo Technologies (China), Inc.

October 22, 2003

Safe Harbor Disclosure Notice

The information contained in this presentation is as of October 22, 2003. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.
Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in China; our ability to maintain our concentrated customer base; the long and variable cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel;
potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; political and economic policies of the
Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and in our periodic reports on Forms 10-Q and 8-K (if any) ) filed with the United States Securities and Exchange Commission and available at www.sec.gov.

PSO Division Functions

Pre-sales consultation

After-sales project implementation

Revenue management

Technical support service

After-sales training

Professional services for AI products

Solution development

Solution software development

Solutions Delivered by PSO

IP / VOIP

System & Storage

Network Security

Network Management

SMS / Email / VC

Billing

Business Intelligence

CRM

New Solutions

PSO Objectives

Revenue

Accounts Receivables Collection & DSO

Margin Contribution

Customer Satisfaction

Thank you!